LORD ABBETT INVESTMENT TRUST

Lord Abbett Multi-Asset Income Fund

Supplement dated September 15, 2023 to the

Summary Prospectus, Prospectus and Statement of Additional Information, each dated

April 1, 2023, as supplemented

The following table replaces the table in the subsection under “Management–Portfolio Managers” on page 15 of the summary prospectus and page 31 of the statutory prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Giulio Martini, Partner and Director of Strategic Asset Allocation	2015
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2016
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2022
Jahiz Barlas, Portfolio Manager	2023

The following paragraph replaces the fourth paragraph under “Management and Organization of the Funds” beginning on page 303 of the statutory prospectus:

Multi-Asset Income Fund. Giulio Martini, Partner and Director of Strategic Asset Allocation, heads the Fund’s team. Mr. Martini joined Lord Abbett in 2015. Additional members of the Fund’s team are Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, and Jahiz Barlas, Portfolio Manager. Messrs. Lee, Rocco, and Barlas joined Lord Abbett in 1997, 2004, and 2022, respectively. Mr. Barlas was formerly Asset Allocation and Retirement Expert, Multi Asset Solutions at AllianceBernstein LLP from 2017 to 2022. He previously worked at MSCI Inc. from 2013 to 2017. Messrs. Martini, Lee, Rocco, and Barlas are jointly and primarily responsible for the day-to-day management of the Fund.

The following rows replace the applicable rows of the corresponding table under the heading “Multi-Asset Income Fund”, in the subsection titled “Portfolio Manager Information–Other Accounts Managed” on page 7-1 of the statement of additional information (“SAI”):

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Multi-Asset Income Fund
Giulio Martini	2	$2,765.0	0	$0	0	$0
Robert A. Lee	14	98,883.42	11	10,678.83	747	4,326.38
Steven F. Rocco	17	96,288.35	14	10,665.13	21	4,167.59
Jahiz Barlas[1]	N/A	N/A	N/A	N/A	N/A	N/A

1 Jahiz Barlas was newly added to the Fund effective September 15, 2023, and his other accounts managed will be reported in a future filing.

The following rows replace the applicable rows of the corresponding table under the heading “Multi-Asset Income Fund”, in the subsection titled “Portfolio Manager Information–Holdings of Portfolio Managers” on page 7-3 of the SAI:

Ownership of Securities	Aggregate Dollar Range of Securities
Multi-Asset Income Fund
Giulio Martini	$10,001-$50,000
Robert A. Lee	Over $1,000,000
Steven F. Rocco	None
Jahiz Barlas[1]	N/A

1 Jahiz Barlas was newly added to the Fund effective September 15, 2023, and his aggregate dollar range of securities will be reported in a future filing.

Please retain this document for your future reference.